Payment Date:  04/25/97

                   COUNTRYWIDE ASSET BACKED SECURITIES, INC.
                    ASSET-BACKED CERTIFICATES, SERIES 1997-1

                                                                             Current Payment Information
Class Information

                      Beginning         Pass Thru    Principal       Interest      Total         Interest      Ending Certificate
Class Code    Name    Cert. Bal.           Rate      Dist. Amt.      Dist. Amt.    Dist.         Shortfalls    Balance
----------    ----    ----------        ---------    ----------      ----------    -----         ----------    ------------------
 2343         A-1     181,476,904.80    5.856250%    2,693,865.68      915,166.61  3,609,032.28  0.00          178,783,039.12
 2344         A-2      39,708,597.97    5.736250%    1,279,445.24      196,142.55  1,475,587.79  0.00           38,429,152.73
 2345         A-3      35,000,000.00    6.675000%            0.00      194,687.50    194,687.50  0.00           35,000,000.00
 2346         A-4      14,677,000.00    6.950000%            0.00       85,004.29     85,004.29  0.00           14,677,000.00
 2348         A-5      15,623,000.00    7.225000%            0.00       94,063.48     94,063.48  0.00           15,623,000.00
 ----         ---     --------------    ---------    ------------    ------------  ------------  ----          --------------
Totals         -      286,485,502.77                 3,973,310.92    1,485,064.43  5,458,375.35  0.00          282,512,191.85



Class Information   Original Certificate Information               Factors per $1,000

                 Original          Pass Thru    Cusip      Principal      Interest     Ending
  Type    Name   Cert. Bal.          Rate       Numbers      Dist.          Dist.      Cert. Bal
  ----    ----   ----------        ---------    -------    ---------      --------     ----------
Floater   A-1    183,000,000.00    5.856250%    126671AD8   14.72057747   5.00091042      976.95649791
Floater   A-2     40,700,000.00    5.736250%    126671AE6   31.43600104   4.81922727      944.20522679
Fixed     A-3     35,000,000.00    6.675000%    126671AF3    0.00000000   5.56250000     1000.00000000
Fixed     A-4     14,677,000.00    6.950000%    126671AG1    0.00000000   5.79166667     1000.00000000
Fixed     A-5     15,623,000.00    7.225000%    126671AH9    0.00000000   6.02083333    54.05882352941
Totals     -     289,000,000.00           -             -   13.74848069   5.13863124    977.5508368471

101 Barclay Street, 12E
New York, NY 10286
Attn: Leslie Gaskill, MBS Unit
(212) 815-2973

COUNTRYWIDE ASSET BACKED SECURITIES, INC.
ASSET-BACKED CERTIFICATES, SERIES 1997-1


COLLATERAL INFORMATION

Group 1
Beginning Principal Balance                182,179,721.27
Scheduled Principal Payment                    101,093.90
Prepayment Amount                            2,192,657.84
Ending Principal Balance                   179,885,969.53

Subordinated Deficit Amount                          0.00
Subordinated Increase Amount                   400,113.94
Required Subordinated Amount                 4,211,709.69
Subordinated Amount                          1,102,930.41
Carry-Forward Amount                                 0.00
Insured Payment                                      0.00

Group 2
Beginning Principal Balance                105,340,555.34
Scheduled Principal Payment                    147,928.06
Prepayment Amount                              842,321.04
Ending Principal Balance                   104,350,306.24

Subordinated Deficit Amount                          0.00
Subordinated Increase Amount                   289,196.14
Required Subordinated Amount                 5,512,058.33
Subordinated Amount                            621,153.51
Carry-Forward Amount                                 0.00
Insured Payment                                      0.00


FEES & ADVANCES

Monthly master servicer fees paid
                         Group 1                72,889.68
                         Group 2                   353.93

Advances included in this distribution
                         Group 1                19,750.92
                         Group 2                 3,953.05


CLASS A-1 BASIS RISK CARRY FORWARD AMOUNT

Amount paid                                         0.00
Amount remaining                                    0.00

LIQUADATION AND LOSSES INFORMATION

                                                             Group 1     Group 2
                                                             -------     -------
Liquated Loan #                                                   0            0
  Stated Principal Balance                                     0.00         0.00
  Realized Losses                                              0.00         0.00
Liquated Loan #                                                   0            0
  Stated Principal Balance                                     0.00         0.00
  Realized Losses                                              0.00         0.00
Aggregate Stated Principal Balance of all Liquidated Loans     0.00         0.00

Total realized losses (this period)                            0.00
Cumulative losses (from Cut-Off)                               0.00

                       GROUP 1 DELINQUENCY INFORMATION

   Period            Loan Count        Ending Stated Balance
   ------            ----------        ---------------------
   1 month               22                 1,899,737.57
  2 months                4                   296,967.47
  3+ months               0                         0.00
Foreclosures              4                   291,418.51
   Totals                26                 2,196,705.04


                       GROUP 2 DELINQUENCY INFORMATION

    Period           Loan Count        Ending Stated Balance
    ------           ----------        ---------------------
    1 month             5                   216,674.88
   2 months             2                   123,354.70
   3+ months            1                    66,000.00
 Foreclosures           4                   101,600.00
    Totals             12                   507,629.58


TOTAL REO INFORMATION

                                             Group 1        Group 2
                                             -------        -------
Total Number of REO Properties                    0              0
Total Principal Balance of REO Properties      0.00           0.00

NEW REO INFORMATION

(Mortgage Loans that became REO Properties during the preceeding calendar month)

Loan Number       Loan Group          Stated Principal Balance
-----------       ----------          ------------------------
     0              Group 1                         0.00
     0              Group 2                         0.00